UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report:  April 17, 2007

                                    VYTA CORP
                                    ---------
             (Exact name of registrant as specified in its charter)

           Nevada                  33-19598-D              84-0992908
           ------                  ----------              ----------
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)       Identification Number)

               370 17th Street, Suite 3640,Denver, Colorado 80202
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 592-1010
                                 --------------
               Registrant's telephone number, including area code


               --------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS


      Vyta Corp's ("the Company"), equity investment joint venture Bioagra, LLC ("Bioagra") and AHD International, LLC ("AHD International") of Atlanta,
Georgia, signed an Agreement (the Agreement) whereby AHD International has agreed to purchase BioAgra's product, AgriStim(TM).

     The Agreement has a term of 5 years, beginning on April 1, 2007 and ending on March 31, 2012 with the right for successive renewals provided minimum sales requirements are met. According to the terms of the Agreement, AHD International will be purchasing AgriStim(TM) to resell the product, exclusively and in some markets non-exclusively to various end users in thirteen countries. AHD International has exclusive rights to sell AgriStim(TM) in all countries for human consumption. The Agreement does exclude certain markets and countries, especially the United States, where Bioagra has focused its sales and marketing efforts, specifically the poultry, cattle, swine and equine markets. The Agreement does provide for AHD International to meet certain minimum sales requirements in order to retain exclusivity in any countries listed in the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item  601  of  Regulation  S-B.

 EXHIBIT NO.                         DESCRIPTION

   99.01 Agreement by and between Bioagra, LLC and AHD International, LLC, dated April 1, 2007*

____________________
*Filed  herewith


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       VYTA CORP

                                       By:   /s/ Paul H. Metzinger
                                          --------------------------------------
                                          Paul H. Metzinger, President and Chief
                                            Executive Officer

                                       Date: April 17, 2007


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